                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated July 25, 2003, with respect to the consolidated financial statements of Comprehensive Care Corporation and subsidiaries included in the Company's Annual Report (Form 10-K) for the year ended May 31, 2003.


/s/ Eisner LLP


New York, New York
September 3, 2003